Exhibit 99.1

Investor Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

Press Contact:	Caroline Japic
Polycom, Inc.
408-474-2265
caroline.japic@polycom.com

POLYCOM REPORTS FOURTH QUARTER AND FISCAL YEAR 2008 EARNINGS

2008 Full-Year Revenue Growth of 15 Percent to a Record $1.1 Billion;

2008 Operating Cash Flow of $166.6 Million;

Fourth Quarter Revenues of $263.0 Million with Operating Cash Flow of $50.5 Million

PLEASANTON, Calif. – Jan. 21, 2009 – Polycom, Inc. (NASDAQ: PLCM), the global leader in telepresence, video and voice communications solutions, today reported its earnings for the fourth quarter ended Dec. 31, 2008.

Fourth quarter 2008 consolidated net revenues were $263.0 million, compared to $263.3 million for the fourth quarter of 2007. Non-GAAP net income for the fourth quarter of 2008 was $35.2 million, or 42 cents per diluted share. This compares to Non-GAAP net income of $38.5 million, or 42 cents per diluted share, for the fourth quarter of 2007. GAAP net income for the fourth quarter of 2008 was $25.7 million, or 30 cents per diluted share, compared to $22.8 million, or 25 cents per diluted share, for the same period last year.

For the year ended Dec. 31, 2008, net revenues were $1.1 billion, compared to $929.9 million for the year ended Dec. 31, 2007. Non-GAAP net income for the year ended Dec. 31, 2008 was $130.4 million, or $1.49 per diluted share, compared to $128.9 million, or $1.37 per diluted share, for the comparable period of 2007. GAAP net income for the year ended Dec. 31, 2008 was $75.7 million, or 87 cents per diluted share, compared to GAAP net income of $62.9 million, or 67 cents per diluted share, for the same period last year.

The reconciliation between GAAP net income and Non-GAAP net income is provided in the tables at the end of this release.

On a product line basis, consolidated net revenues for the fourth quarter of 2008 were comprised of:

•	67 percent video solutions, or $175.9 million (54 percent video communications, or $141.7 million, and 13 percent network systems, or $34.2 million); and

•	33 percent voice communications, or $87.1 million.

This compares to the fourth quarter of 2007, in which consolidated net revenues were comprised of:

•	63 percent video solutions, or $164.9 million (49 percent video communications, or $129.2 million, and 14 percent network systems, or $35.7 million); and

•	37 percent voice communications, or $98.4 million.

“We are pleased to have surpassed the $1 billion revenue mark in 2008,” said Robert Hagerty, Polycom’s chairman and CEO. “As the largest company in the Unified Collaboration industry, Polycom generated year-over-year growth in our Video Solutions business, illustrating the resilience of our fast-ROI video offering. With our Voice business showing more sensitivity to the economic environment, Polycom proactively took action in Q4 to reduce our operating cost structure and, as we announced earlier this month, we have implemented a restructuring plan designed to optimize our cost structure as we move into 2009.”

“With our rapid pace of innovation and the full breadth of our offering, we believe Polycom is the best positioned in the industry to deliver the cost-savings benefits of video adoption to our customers. Our strategic partnerships with Avaya, Cisco, IBM, Microsoft, and others enable us to provide integrated solutions that capture the full benefits of Unified Collaboration. These partnerships differentiate Polycom as the solutions provider of choice for companies who describe our collaboration solution as a strategic technology investment. In spite of the challenging economy, through our leading solutions and go-to-market strategy and, of course, our improved cost structure, we expect to continue to gain strength competitively in 2009 and to deliver solid operating results,” Hagerty concluded.

“Driven by $263.0 million in revenues and strong operating margins, Polycom generated $50.5 million in positive operating cash flow during the fourth quarter,” said Michael Kourey, Polycom’s senior vice president, finance and administration, and CFO. “Contributing to Polycom’s 44th consecutive quarter of positive operating cash flow was the four day year-over-year improvement in DSO to 44 days and a 3 percent sequential reduction in inventories. Polycom exits 2008 with a strong balance sheet, including $324.5 million in cash and investments and no debt.”

About Polycom

Polycom, Inc. (Nasdaq: PLCM) is the global leader in telepresence, video, and voice solutions and a visionary in communications that empower people to connect and collaborate everywhere. Please visit www.polycom.com for more information.

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future events, future demand for our products, and the future performance of the Company, including statements regarding the resilience of Polycom’s video solutions business in the current global economic environment, the optimization of our cost structure in 2009, Polycom as best-positioned in the industry to deliver the cost-savings benefits of video adoption to our customers, and our expectation to continue to gain competitive strength and deliver solid operating results in 2009. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners, potential fluctuations in results and future growth rates, risks associated with general economic conditions, including the impact of the crisis in the worldwide financial markets, the current recession in the United States and negative macroeconomic indicators and recessionary factors globally, the market acceptance of Polycom’s products and changing market demands, including demands for differing technologies or product and services offerings, possible delays in the development, availability and shipment of new products, increasing costs and differing uses of capital, changes in key personnel and the impact of recent restructuring actions, and the impact of global conflicts such as those in the Middle East that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2008, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since Jan. 14, 2009, Polycom will hold a conference call today, Jan. 21, 2009, at 5:00 p.m. EDT/2:00 p.m. PT to discuss its fourth quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference call. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800.954.0648; and for callers outside of the US and Canada, by calling 212.231.2900, with the passcode being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800.633.8284; and for callers outside of the US and Canada, at 402.977.9140. The access number for the replay is 21411274. A replay of the call will also be maintained on our website for twelve months at www.polycom.com under Investor Relations – Earnings Calls-Archives.

© 2009 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom “Triangles” logo and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Stock-based compensation expense, Effect of stock-based compensation expense on warranty rates, Impact to cost of sales from purchase accounting adjustments to inventory, Acquisition-related costs, Purchased in-process research and development costs, Amortization and impairment of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments, and Income tax effect of the preceding adjustments

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Revenues:
Product revenues	$222,067	$228,129	$913,760	$806,482
Service revenues	40,976	35,162	155,560	123,426

Total revenues	263,043	263,291	1,069,320	929,908

Cost of revenues:
Cost of product revenues	87,072	88,348	357,608	306,139
Cost of service revenues	18,233	16,289	73,003	58,239

Total cost of revenues	105,305	104,637	430,611	364,378

Gross profit	157,738	158,654	638,709	565,530

Operating expenses:
Sales and marketing	70,426	64,572	292,239	229,845
Research and development	28,051	32,624	125,445	126,529
General and administrative	13,334	13,344	52,153	50,516

Total operating expenses	111,811	110,540	469,837	406,890

Operating income	45,927	48,114	168,872	158,640
Interest income, net	1,180	3,859	7,938	18,646
Other expense, net	(3,247)	(389)	(5,512)	(738)

Income before provision for income taxes	43,860	51,584	171,298	176,548
Provision for income taxes	8,698	13,044	40,940	47,668

Non-GAAP net income	$35,162	$38,540	$130,358	$128,880

Basic net income per share	$0.42	$0.43	$1.52	$1.42

Diluted net income per share	$0.42	$0.42	$1.49	$1.37

Weighted average shares outstanding for basic net income per share	83,301	89,839	85,616	90,878

Weighted average shares outstanding for diluted net income per share	84,338	92,521	87,246	94,391

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Revenues:
Product revenues	$222,067	$228,129	$913,760	$806,482
Service revenues	40,976	35,162	155,560	123,426

Total revenues	263,043	263,291	1,069,320	929,908

Cost of revenues:
Cost of product revenues	90,736	92,614	374,119	322,988
Cost of service revenues	18,652	17,216	76,179	61,599

Total cost of revenues	109,388	109,830	450,298	384,587

Gross profit	153,655	153,461	619,022	545,321

Operating expenses:
Sales and marketing	71,971	68,073	303,436	242,510
Research and development	29,397	36,072	135,288	139,011
General and administrative	14,178	16,113	60,201	60,994
Acquisition-related costs	—	1,118	162	4,258
Purchased in-process research and development	—	—	—	9,400
Amortization of purchased intangibles	1,686	5,323	7,098	11,546
Restructuring costs	1,480	197	10,316	410
Litigation reserves and payments	—	—	7,401	—

Total operating expenses	118,712	126,896	523,902	468,129

Operating income	34,943	26,565	95,120	77,192
Interest income, net	1,180	3,859	7,938	18,646
Loss on strategic investments	—	—	—	(7,400)
Other expense, net	(3,247)	(389)	(5,512)	(738)

Income before provision for income taxes	32,876	30,035	97,546	87,700
Provision for income taxes	7,170	7,234	21,850	24,819

Net income	$25,706	$22,801	$75,696	$62,881

Basic net income per share	$0.31	$0.25	$0.88	$0.69

Diluted net income per share	$0.30	$0.25	$0.87	$0.67

Weighted average shares outstanding for basic net income per share	83,301	89,839	85,616	90,878

Weighted average shares outstanding for diluted net income per share	84,338	92,521	87,246	94,391

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31, 2008			Twelve Months Ended December 31, 2008
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$222,067	$—	$222,067	$913,760	$—	$913,760
Service revenues	40,976	—	40,976	155,560	—	155,560

Total revenues	263,043	—	263,043	1,069,320	—	1,069,320

Cost of revenues:
Cost of product revenues	90,736	3,664 (a)	87,072	374,119	16,511 (c)	357,608
Cost of service revenues	18,652	419 (b)	18,233	76,179	3,176 (b)	73,003

Total cost of revenues	109,388	4,083	105,305	450,298	19,687	430,611

Gross profit	153,655	(4,083)	157,738	619,022	(19,687)	638,709

Operating expenses:
Sales and marketing	71,971	1,545 (b)	70,426	303,436	11,197 (b)	292,239
Research and development	29,397	1,346 (b)	28,051	135,288	9,843 (b)	125,445
General and administrative	14,178	844 (b)	13,334	60,201	8,048 (b)	52,153
Acquisition-related costs	—	—	—	162	162	—
Amortization of purchased intangibles	1,686	1,686	—	7,098	7,098	—
Restructuring costs	1,480	1,480	—	10,316	10,316	—
Litigation reserves and payments	—	—	—	7,401	7,401	—

Total operating expenses	118,712	6,901	111,811	523,902	54,065	469,837

Operating income	34,943	(10,984)	45,927	95,120	(73,752)	168,872
Interest income, net	1,180	—	1,180	7,938	—	7,938
Gain (loss) on strategic investments	—	—	—	—	—	—
Other expense, net	(3,247)	—	(3,247)	(5,512)	—	(5,512)

Income before provision for income taxes	32,876	(10,984)	43,860	97,546	(73,752)	171,298
Provision for income taxes	7,170	(1,529)	8,698	21,850	(19,090)	40,940

Net income	$25,706	$(9,455)	$35,162	$75,696	$(54,662)	$130,358

Basic net income per share	$0.31	$(0.11)	$0.42	$0.88	$(0.64)	$1.52

Diluted net income per share	$0.30	$(0.12)	$0.42	$0.87	$(0.62)	$1.49

Weighted average shares outstanding for basic net income per share	83,301		83,301	85,616		85,616

Weighted average shares outstanding for diluted net income per share	84,338		84,338	87,246		87,246

(a)	Excluded amount includes $3,331 related to the amortization of purchased intangibles for core and existing technologies, $276 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $57 related to the effect of stock-based compensation on warranty expense rates.

(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.

(c)	Excluded amount includes $13,691 related to the amortization of purchased intangibles for core and existing technologies, $2,378 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $442 related to the effect of stock-based compensation on warranty expense rates.

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31, 2007			Twelve Months Ended December 31, 2007
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$228,129	$—	$228,129	$806,482	$—	$806,482
Service revenues	35,162	—	35,162	123,426	—	123,426

Total revenues	263,291	—	263,291	929,908	—	929,908

Cost of revenues:
Cost of product revenues	92,614	4,266 (a)	88,348	322,988	16,849 (c)	306,139
Cost of service revenues	17,216	927 (b)	16,289	61,599	3,360 (b)	58,239

Total cost of revenues	109,830	5,193	104,637	384,587	20,209	364,378

Gross profit	153,461	(5,193)	158,654	545,321	(20,209)	565,530

Operating expenses:
Sales and marketing	68,073	3,501 (b)	64,572	242,510	12,665 (b)	229,845
Research and development	36,072	3,448 (b)	32,624	139,011	12,482 (b)	126,529
General and administrative	16,113	2,769 (b)	13,344	60,994	10,478 (b)	50,516
Acquisition-related costs	1,118	1,118	—	4,258	4,258	—
Purchased in-process research and development	—	—	—	9,400	9,400	—
Amortization of purchased intangibles	5,323	5,323	—	11,546	11,546	—
Restructuring costs	197	197	—	410	410	—

Total operating expenses	126,896	16,356	110,540	468,129	61,239	406,890

Operating income	26,565	(21,549)	48,114	77,192	(81,448)	158,640
Interest income, net	3,859	—	3,859	18,646	—	18,646
Loss on strategic investments	—	—	—	(7,400)	(7,400)	—
Other expense, net	(389)	—	(389)	(738)	—	(738)

Income before provision for income taxes	30,035	(21,549)	51,584	87,700	(88,848)	176,548
Provision for income taxes	7,234	(5,810)	13,044	24,819	(22,849)	47,668

Net income	$22,801	$(15,739)	$38,540	$62,881	$(65,999)	$128,880

Basic net income per share	$0.25	$(0.18)	$0.43	$0.69	$(0.73)	$1.42

Diluted net income per share	$0.25	$(0.17)	$0.42	$0.67	$(0.70)	$1.37

Weighted average shares outstanding for basic net income per share	89,839		89,839	90,878		90,878

Weighted average shares outstanding for diluted net income per share	92,521		92,521	94,391		94,391

(a)	Excluded amount includes $3,343 related to the amortization of purchased intangibles for core and existing technologies, $733 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $190 related to the effect of stock-based compensation on warranty expense rates.

(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.

(c)	Excluded amount includes $10,860 related to the amortization of purchased intangibles for core and existing technologies, $2,674 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period, $851 related to the effect of stock-based compensation on warranty expense rates and $2,464 related to purchase accounting adjustments made to inventory.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2008	December 31, 2007
ASSETS
Current assets
Cash and cash equivalents	$165,669	$279,560
Investments	152,407	62,663
Trade receivables, net	126,497	138,133
Inventories	89,730	71,106
Deferred taxes	29,295	43,295
Prepaid expenses and other current assets	34,207	23,104

Total current assets	597,805	617,861
Property and equipment, net	77,294	57,610
Long-term investments	6,420	32,340
Goodwill	495,083	504,955
Purchased intangibles, net	65,369	86,423
Deferred taxes	19,415	8,062
Other assets	16,298	14,687

Total assets	$1,277,684	$1,321,938

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$57,731	$75,802
Accrued payroll and related liabilities	28,711	29,518
Taxes payable	—	3,790
Deferred revenue	69,238	59,130
Other accrued liabilities	58,402	48,814

Total current liabilities	214,082	217,054
Non-current liabilities
Deferred revenue	43,285	27,853
Taxes payable	35,878	34,899
Deferred taxes	2,638	4,709
Other long-term liabilities	13,459	13,429

Total liabilities	309,342	297,944
Stockholders’ equity	968,342	1,023,994

Total liabilities and stockholders’ equity	$1,277,684	$1,321,938

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2008	December 31, 2007
Cash flows from operating activities:
Net income	$75,696	$62,881
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,507	24,502
Amortization of purchased intangibles	20,798	22,406
Provision for doubtful accounts	1,665	370
Provision for excess and obsolete inventories	3,775	264
Non-cash stock based compensation	34,635	41,659
Excess tax benefits from stock-based compensation	(4,526)	(15,505)
Loss on strategic investments	—	7,400
Purchase of in-process research and development	—	9,400
Write down of investments other than temporarily impaired	981	—
Loss on disposals of property and equipment	478	175
Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	10,145	(41,689)
Inventories	(22,399)	(3,743)
Deferred taxes	1,133	6,893
Prepaid expenses and other assets	(10,834)	(5,736)
Accounts payable	(18,018)	12,716
Taxes payable	2,794	10,742
Other accrued liabilities	41,801	16,780

Net cash provided by operating activities	166,631	149,515

Cash flows from investing activities:
Purchase of property and equipment	(47,457)	(30,050)
Purchases of investments	(451,833)	(380,598)
Proceeds from sale and maturity of investments	384,381	544,113
Net cash paid in purchase acquisitions	—	(275,917)

Net cash used in investing activities	(114,909)	(142,452)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	52,461	66,474
Repurchase of common stock	(222,600)	(125,850)
Excess tax benefits from stock-based compensation	4,526	15,505

Net cash used in financing activities	(165,613)	(43,871)

Net decrease in cash and cash equivalents	(113,891)	(36,808)
Cash and cash equivalents, beginning of period	279,560	316,368

Cash and cash equivalents, end of period	$165,669	$279,560